Exhibit 32

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Douglas G. Bergeron and Barry Zwarenstein, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report of Verifone Holdings, Inc. on Form 10-Q for the six-month period ended April 30, 2005, fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of VeriFone Holdings, Inc.

Date: June 3, 2005

By:	/s/ Douglas G. Bergeron
Douglas G. Bergeron
Chairman and Chief Executive Officer

By:	/s/ Barry Zwarenstein
Barry Zwarenstein
Senior Vice President and Chief Financial Officer